American Healthcare REIT

NAV and YEAR END 2021 INVESTOR UPDATE

March 29, 2022

Forward Looking Statements

Certain statements made today may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, including statements with respect to the COVID-19 pandemic, and its effects on the healthcare industry, our company's financial performance and future challenges and our expectations regarding the health of our portfolio; and the updated estimated per share net asset value of our common stock. We intend for all forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: our strength and financial condition and uncertainties relating to the financial strength of our current real estate and real estate-related investments; uncertainties regarding the severity and duration of the COVID-19 pandemic and its effects; uncertainties relating to changes in general economic and real estate conditions; uncertainties regarding changes in the healthcare industry; uncertainties relating to the implementation of our real estate investment strategy; and other risk factors as outlined in our company's periodic reports, as filed with the U.S. Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K filed with the SEC on March 25, 2022. Forward-looking statements in this document speak only as of the date on which such statements were made, and undue reliance should not be placed on such statements. We undertake no obligation to update any such statements that may become untrue because of subsequent events.

No Offer or Solicitation

This communication and the information contained herein does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities.

Presenters



Danny Prosky
President & CEO



Brian Peay
Chief Financial Officer

American Healthcare REIT Overview[5] (as of 12/31/21)

Diversified Healthcare REIT with Fully-Integrated Management

- **10th Largest Public Healthcare REIT globally**[1]
- **$4.4 billion** gross investment value[2]
- **313** properties
- **36** US states + UK and Isle of Man
- **19.2 million** square feet

Expertise Across All Clinical Healthcare Asset Classes

- **5 million** square feet of Medical Office Buildings
- **11,5833**[3,4] Senior Housing Beds
- **9,768**[4] Skilled Nursing Beds

Management is a Proven Leader in Capital Allocation and Portfolio Growth

- **$9.2 billion** of healthcare investments by management over the past 15 years – 68.7% acquired in off-market transactions

Established, Cohesive, Management platform with deep healthcare industry relationships

- **Founding team established in 2006** and has since built four multi-billion dollar public-reporting healthcare REITs
- **Over 200 years** of senior executive combined healthcare real estate industry experience
- **~110** employees

1. Based on total assets. Data provided by Stifel Weekly Sector Scoreboard Healthcare March 18, 2022, except for American Healthcare REIT (AHR) which is from its latest Form 10-K Annual Report for the year 2021.
2. Gross investment value is comprised of acquisition costs and subsequent capital expenditures that pertain to the company's pro-rata ownership.
3. Includes senior housing operating properties (SHOP).
4. Includes portion of integrated senior health campuses related to our joint venture interest.
5. Senior management previously served as the healthcare real estate investment management team for American Healthcare Investors and Grubb & Ellis Company. This overview includes equity raised from 2006 when certain members of the senior management at American Healthcare REIT came together at Grubb & Ellis Company.

Portfolio Overview (as of 12/31/21)

HIGHLY-DIVERSIFIED HEALTHCARE PORTFOLIO BOTH BY ASSET TYPE AND GEOGRAPHY



Medical Office Buildings
Hospitals
Senior Housing
Senior Housing Operating Properties (SHOP)
Skilled Nursing Facilities
Integrated Senior Health Campuses

Portfolio Breakdown by Asset Type[1]



Integrated Senior Health Campuses 33.7%
Senior Housing Operating Properties (SHOP) 16.8%
Skilled Nursing 5.9%
Senior Housing 4.3%
Hospitals 3.3%
Debt Investment 1.8%
Medical Office Buildings 34.2%

1. Based upon gross investment value, which is comprised of acquisition costs and subsequent capital expenditures that pertain to the company's pro-rata ownership.

American Healthcare REIT

Key Developments 2021

2021 WAS A TRANSFORMATIVE YEAR FOR AMERICAN HEALTHCARE REIT

- In October of 2021, **we completed the merger** of Griffin-American Healthcare REIT III, Inc. (GAHR3) and Griffin-American Healthcare REIT IV, Inc. (GAHR4) creating a combined company with greater size, scale and diversification

- Simultaneously with the merger, we acquired American Healthcare Investors, LLC and **became self-managed** with a "best-in-class" management team and over 110 employees with highly-specialized expertise in healthcare real estate investments

- After closing, the newly combined REIT has paid monthly **distributions at an annualized rate of $0.40 per share**

- During 2021, we made additional healthcare real estate **investments totaling over $165 million** primarily through our investment in Trilogy Investors

- We **reinstated the distribution reinvestment plan (DRIP) as well as the share repurchase plan (SRP)** with respect to death or disability claims

- We recast our existing credit facilities and combined the legacy GAHR3 and GAHR4 corporate credit facilities into a new, **$1.05 billion credit facility**

Strategic Merger Benefits

Combined REIT Provides Greater Scale and Expanded Asset Diversification

	GAHR3 PORTFOLIO (as of 3/31/21)	GAHR4 PORTFOLIO (as of 3/31/21)	AHR PORTFOLIO (as of 12/31/21)
Gross investment value	$2.9 billion	$1.3 billion	**$4.4 billion**
Total square feet	14.1 million	4.9 million	**19.2 million**
Total number of buildings + campuses	220	94	**313**
Medical office buildings (sq. ft.)	2.9 million	2.1 million	**5.0 million**
Senior housing beds[1, 2]	8,811	2,769	**11,583**
Skilled nursing beds[2]	5,863	1,415	**9,768**

PORTFOLIO BREAKDOWN BY ASSET TYPE[3]



Debt 2.6%
MOB 25.4%
Skilled Nursing[2] 31.5%
Hospitals 4.5%
Senior Housing[1,2] 36.0%

GAHR3



Skilled Nursing[2] 15.2%
Senior Housing[1,2] 33.3%
MOB 51.5%

GAHR4



Integrated Senior Health Campuses 33.7%
Senior Housing Operating Properties (SHOP) 16.8%
Skilled Nursing 5.9%
Senior Housing 4.3%
Hospitals 3.3%
MOB 34.2%
Debt 1.8%

AHR

1. Includes SHOP.
2. Includes portion of integrated senior heath campuses related to joint venture interest acquired.
3. Based upon gross investment value.

Healthcare REIT Comparison

MERGER CAPITALIZES ON GREATER SIZE AND SCALE IN LINE WITH LISTED PEERS

- American Healthcare REIT is one of largest healthcare focused REITs globally
- If listed, American Healthcare REIT would be the **10th largest** listed healthcare REIT by total assets[3]

TOTAL ASSETS – LISTED HEALTHCARE REITS[1,2] (as of 12/31/21) ($BN)


$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$34.9
$24.7
$20.5
$15.3
$9.6
$6.9
$6.6
$6.0
$5.2
$4.6
$4.3
$2.8
$1.6
$1.5
$1.3
$0.8
$0.6
AMERICAN HEALTHCARE REIT
WELL
VTR
MPW
PEAK
OHI
HTA
DHC
SBRA
DOC
AHR
HR
NHI
CTRE
LTC
GMRE
CHCT
UHT

1. Source: Stifel Weekly Sector Scoreboard Healthcare March 18, 2022, except for AHR which is from its latest Form 10-K Annual Report for the year 2021.
2. Certain healthcare peers may include consolidated investments, which are not 100% owned, but are included at full value due to limited public disclosure.
3. There can be no guarantee that AHR will effect a listing of its common stock or any other type of liquidity event.

American Healthcare REIT

Medical Office Segment Update

MEDICAL OFFICE PROPERTIES CONTINUE TO PERFORM WELL

- 2021 saw occupancies climb as medical office properties continued to demonstrate stability through the pandemic
- A favorable leasing market drove high renewal rates as well as favorable lease renewal spreads

Historic Transaction Volume

Robust investor appetite drove transaction volume as industry **sales surged to nearly $20 billion**, reaching an all-time high. Portfolio sales hit record levels with $7.7 billion of transactions.*

MEDICAL OFFICE BUILDING OCCUPANCIES



100.00%
95.00%
90.00%
85.00%
80.00%
Q4 - 2019
Q1 - 2020
Q2 - 2020
Q3 - 2020
Q4 - 2020
Q1 - 2021
Q2 - 2021
Q3 - 2021
Q4 - 2021

* Source: JLL Healthcare Capital Markets, February 2022

Senior Housing and Skilled Nursing Segments Update*

Senior Housing and Skilled Nursing Segments Continued to Improve as the Impacts of COVID Continued to Subside

- 2021 saw occupancies steadily climb after first reaching historic lows in January/February
- Labor shortages and care-provider burnout continue to impact expenses in both our senior housing and skilled nursing segments
- Inflationary pressures are impacting performance
- **The subsequent omicron variant of the coronavirus proved to be far less impactful on occupancies than prior variants providing hope that the worst is behind us**



Trilogy Occupancy & Daily Coronavirus Cases in the US
Occupancy
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
Daily Cases
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
3/1/20
5/1/20
7/1/20
9/1/20
11/1/20
1/1/21
3/1/21
5/1/21
7/1/21
9/1/21
11/1/21
1/1/22
3/1/22
Daily Cases
Trilogy AL/MC
Trilogy SNF
Trilogy Total
7-Day Moving Average

AL – Assisted Living
MC – Memory Care
SNF – Skilled Nursing Facilities

*Source: Johns Hopkins University. Data through March 22, 2022
Note: Quarterly occupancy data prior to the fourth quarter of 2021 represents pro forma totals of the combined portfolios of GAHR3 and GAHR4, which merged on Oct. 1, 2021.

American Healthcare REIT

Attractive Debt Structure[1]

(as of 12/31/21, except for GAHR3 and GAHR4 Corporate Lines of Credit which were combined as the AHR Line of Credit on 01/19/22)

Low-Leverage, Highly-Flexible Debt Structure with Attractive Terms

- Total debt of $2.0 billion
- 46.8% debt to enterprise value[2]
- Weighted-average interest rate of 2.67%
- Weighted average term remaining 8.71 years

DEBT MATURITY SCHEDULE



$900 M
$800 M
$700 M
$600 M
$500 M
$400 M
$300 M
$200 M
$100 M
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+

KEY DEBT METRICS



Equity 53.2%
Debt 46.8%



Floating Rate 42.8%
Fixed rate 57.2%



Unsecured Debt 46.2%
Secured debt 53.8%

1. Total AHR debt includes company's pro-rata portion of joint venture indebtedness.
2. Total debt divided by total market value of real estate and a real estate related investment. Total market value equals the aggregate contract purchase price paid for investments or for investments appraised subsequent to the date of purchase, the aggregate value reported in the most recent independent appraisals of such investments.

American Healthcare REIT

Updated Net Asset Value*

Per Share Net Asset Value – 12/31/21 [1]
$9.29
Does Not Reflect Any Portfolio/NAV Premium
Current Annualized Distribution Rate: $0.40

QUARTERLY DISTRIBUTIONS BEGINNING THIRD QUARTER 2022

*Net asset value (NAV) is determined by the AHR board of directors based on the estimated value of the company's assets less the estimated value of its liabilities, divided by the number of shares of common stock outstanding on a fully diluted basis. The valuation was performed in accordance with the methodology provided in Practice Guideline 2013-01, *Valuations of Publicly Registered Non-Listed REITs*, issued by the Institute for Portfolio Alternatives, in addition to guidance from the SEC.

For more information regarding the determination of the updated estimated per share NAV by the AHR board of directors, please see the AHR Current Report on Form 8-K filed with the SEC on March 25, 2022.

1. Date used to calculate estimated per share NAV.
2. Calculated as of September 30, 2020.

NET ASSET VALUE HAS INCREASED

- Previous estimated per share NAV was $9.22[2], prior to the transactions that formed American Healthcare REIT on October 1, 2021.
- The increase to the NAV generally reflects portfolio performance improvement as the negative economic impact resulting from the COVID-19 pandemic subsides.
- The portfolio has not fully recovered to pre-pandemic levels but has experienced marked improvement and continues to strengthen.
- The distribution reinvestment plan (DRIP) will reflect the updated estimated per share NAV beginning with the March 2022 record date distribution to stockholders to be paid in the month of April 2022.
- The share repurchase plan (SRP) will reflect the updated estimated per share NAV for requests submitted in connection with second quarter 2022 repurchases (limited to death or qualifying disability exception only).
- Customer account statements will reflect the updated estimated per share NAV beginning with the first quarter 2022 statement, which will be provided in April 2022.

Insider Stock Ownership (as of 12/31/21)

COMPELLING ALIGNMENT OF INTEREST BETWEEN SHAREHOLDERS AND INSIDERS



2,500,000
2,000,000
1,500,000
1,000,000
500,000
0 -
Total Shares*
Danny Prosky (Pres. & CEO)
Jeff Hanson (Chairman)
Mathieu Streiff (COO)
Independent Directors
Other AHR Executives + Employees

SHARES PURCHASED vs. SHARES GRANTED



Purchased* 85.2%
Granted 14.8%

TOTAL SHARES OWNED: 7,432,504

*Includes limited partnership units in AHR's operating partnership.

Questions & Answers

Please contact the AHR Investor Relations department at 844-460-9414 or visit www.AmericanHealthcareREIT.com with additional questions.

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